Q2 Fiscal 2019 Letter to Shareholders

How Data Science is Woven into the Fabric of Stitch Fix To illustrate the pervasiveness of data science and algorithms across our business, here’s an example that shows a few of the ways we leverage data science to drive personalized client experiences and strong business results 1 Shipment Date Selection 2 Warehouse Assignment Algorithm Sam fills out her style profile An algorithm assigns and is offered dates on Sam’s Fix to a which to receive her Fix. warehouse based on These dates are informed by location and an algorithm that considers available inventory overall client demand & relative to Sam’s inventory supply. preferences. 7 Fix Delivery and 3 Stylist / Client Resulting Feedback Matching Algorithm Sam receives her personalized An algorithm matches Sam shipment, decides what to and her stylist, Julie, after keep, and provides direct weighing numerous variables structured and unstructured including Sam’s and Julie’s feedback on her Fix. Data from millions of preferences. clients fuels our personalization insights 6 Algorithmic 5 Algorithmic 4 Inventory Warehouse Pick Path Match Scores Optimization Algorithm Warehouse associates pick Julie curates Sam’s Fix based An algorithm takes a the items for Sam’s Fix on the options made comprehensive view of our following an algorithmic pick available to her and merchandise assortment and path to minimize walking leverages algorithmic match Fix queue to allocate distance and improve scores, which reflect the available inventory to stylists. efficiency. likelihood Sam will purchase each item.

Q2 Fiscal 2019 Highlights: • We delivered $370.3 million in net revenue, representing 25.1% year-over-year growth, $12.0 million in net income, and $19.2 million in adjusted EBITDA1,2 in Q2’19. We achieved these results as we continued to invest in category expansion, technology headcount, and marketing. • We grew our active client count to 3.0 million as of January 26, 2019, an increase of 453,000 or 18.1% year over year. • We implemented an inventory optimization algorithm to improve client outcomes. • We continued to invest in our U.K. expansion, and remain on track to launch in fiscal Q4’19. • After quarter end, we launched our first integrated brand marketing campaign to drive increased client awareness, consideration, and emotional engagement. Dear Shareholder: We are pleased to share our results for Q2 fiscal 2019, which ended Q2’19 Highlights January 26, 2019. We reached 3.0 million active clients, an 18.1% increase year over year, and grew net revenue to $370.3 million, a 25.1% ACTIVE CLIENTS increase year over year. Our results demonstrate our focus on delivering balanced growth while making measured investments in our business. 3.0 million 18.1% YoY growth During the quarter, we generated net income of $12.0 million, or diluted earnings per share of $0.12, and adjusted EBITDA of $19.2 million. NET REVENUE As we reflect on our second quarter, we believe the initiatives highlighted in this letter underscore our focus on driving client satisfaction through $370.3 million 25.1% YoY growth our data science investments, increasing brand awareness, and expanding our client reach internationally. This aligns closely with our three strategic pillars: expanding relationships with existing clients, GROSS PROFIT attracting new clients, and growing our market opportunity. $163.1 million 44.1% of net revenue NET INCOME $12.0 million 3.2% of net revenue 1 We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred ADJUSTED EBITDA1,2 stock warrant liability. 2 For more information regarding adjusted EBITDA and the other non-GAAP financial measures discussed in this letter, please see the reconciliations of our non-GAAP measurements to their most $19.2 million directly comparable GAAP-based financial measurements included at the end of this letter. 5.2% of net revenue 3

Q2’19 Business Highlights: We implemented an inventory optimization algorithm to improve client outcomes. One of our key strengths is our ability to use data science to match our inventory to millions of clients’ individualized preferences. As we continue to grow, we are focused on improving this matchmaking capability, as we believe it is a competitive advantage and fundamental to delivering compelling client experiences. In Q2’19, we launched a new inventory optimization algorithm to more effectively allocate inventory across our client universe. Historically, we optimized inventory allocation one client at a time based on which client was first in the Fix queue. Our new algorithm considers the preferences of a broader universe of clients in the queue as it determines what inventory should be made available to stylists as they style for each client. In doing so, it ensures our stylists have the right inventory to meet each client’s style preferences regardless of the client’s position in our styling queue. Early results demonstrated that this algorithm contributed to higher client satisfaction, the number of items purchased per Fix, and average order value. Given these results, in December 2018, we rolled out this algorithm for use in styling our Women’s clients. We believe this will enable us to more effectively serve our growing client base over time, while also driving efficiencies across styling, inventory management, and operations. We continued to invest in our U.K. expansion, and remain on track to launch in fiscal Q4’19. As you know, we’re excited to introduce our personalization platform to U.K. clients by the end of our fiscal year. We’ve established our local presence by hiring a U.K. team and investing in on-the-ground operations. In addition, we’ve received strong interest from brands to partner with us to create a compelling assortment for men and women in the U.K. We are also leveraging our existing data science capabilities to serve the unique preferences of our U.K. clients. We continue to execute on our international expansion strategy and look forward to introducing our personalization capabilities to U.K. clients in fiscal Q4’19. 4

After quarter end, we launched our first integrated brand marketing campaign to drive increased client awareness, consideration, and emotional engagement. Core to our offering is fostering a deep understanding of each of our clients as individuals, creating an experience that is unique, relevant, and fun. With this in mind, we launched our first integrated brand campaign in February, shortly after our Q2’19 close, to highlight many of the key attributes that reflect our clients’ experiences with us. To date, our marketing efforts have largely been focused on describing how our service works. We believe that leveraging brand as another marketing channel will diversify our mix, and reinforce why our brand matters. Few companies have as deep a connection with their clients as we do. Our clients bring us into their hearts and homes, and share the details of their lives with us. We are a company that listens, and takes the time to understand each of our clients as individuals. Every client’s personal style is personal to us too. For this reason, the central message of our first integrated brand campaign is “everyone deserves to be seen.” While you’ll see the financial impact of these integrated brand investments in Q3’19, we expect client growth associated with this spend to materialize over a longer period. This spend is incremental to our performance marketing efforts and is not expected to drive intra-quarter client additions. We’ll be measuring brand awareness, understanding, and affinity over time. This campaign is running across multiple channels, seeking to re-engage existing clients, and building awareness with potential new clients who weren’t previously aware of Stitch Fix. We’re excited about the opportunity to build an emotional connection with existing clients and prospective clients alike, and look forward to sharing more in the quarters ahead. 5

Q2'19 Financial Highlights:

Our Q2'19 results demonstrate our continued commitment to balancing growth and profitability. We grew net revenue by 25.1% compared to Q2'18, expanded our gross margin year over year, and delivered strong EBITDA margin as we scaled our existing categories. During the quarter, we also continued to fund investments for the long term, enabled by our capital-light model, inventory management focus, and positive free cash flow.

As we mentioned last quarter, seasonality in our business does not follow that of traditional retailers, such as a typical concentration of revenue in the holiday quarter. This allows us to remain disciplined and selective on advertising spend.

Active Clients

We grew our active client count to 3.0 million as of January 26, 2019, an increase of 453,000 or 18.1% year over year, in line with our expectations. We define an active client as a client who checked out a Fix in the preceding 12-month period, measured as of the last date of that period. A client checks out a Fix when he or she indicates which items he or she is keeping through our mobile app or website. We consider each Men's, Women's or Kids account as a client, even if they share the same household.



ACTIVE CLIENTS (000s)
2,508
2,688
2,742
2,930
2,961
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19

Net Revenue

We grew our net revenue to $370.3 million in Q2'19, compared to $295.9 million in Q2'18, an increase of 25.1% year over year. Our performance was driven by growth in active clients across all categories, as well as momentum in net revenue per active client. These results reflected healthy year-over-year growth in Women's, continued scaling of Men's, and ramping of our nascent Kids category.

For the 12 months ended January 26, 2019, net revenue per active client was $463, an increase of 6.1% compared to the year prior. This represented the third consecutive quarter of net revenue per active client growth, which was driven primarily by the strength in our Women's category. This metric demonstrates the effectiveness of our continued efforts to engage and re-engage with clients, comprise a larger portion of their wallet, and drive higher client satisfaction.



NET REVENUE ($M)[3]
$295.9
$316.7
$318.3
$366.2
$370.3
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19

In Q2'19, we focused largely on serving our existing clients. This focus resulted in a year-to-date repeat rate of 88%, as of Q2'19. As a reminder, we define repeat rate for a given period as the percentage of net revenue, excluding the impact of styling fees, sales tax, refunds, gift cards, referral credits and clearance sales, in that period recognized from clients who have ever previously checked out a Fix.

[3] *Discounts, sales tax, and estimated refunds are deducted from revenue to arrive at net revenue.*

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Gross Margin

Q2'19 gross margin was 44.1%, compared to 43.0% in Q2'18, an increase of 110 basis points. This improvement was primarily driven by the decrease in our inventory reserve expense and reduced clearance expense.

GROSS MARGIN (%)


44.3%
44.5%
43.7%
43.0%
44.1%
FY'16
FY'17
FY'18
Q2'18
Q2'19

Selling, General & Administrative Expenses

Q2'19 SG&A was $147.7 million, or 39.9% of net revenue, compared to Q2'18 SG&A of $111.8 million, or 37.8% of net revenue, an increase of 210 basis points. This increase was driven by our investments in talent as we expanded our data science and engineering teams and the associated stock-based compensation expenses related to these investments. Additionally, this increase was driven by investments related to our U.K. launch.

Advertising. As we mentioned last quarter, we planned to spend less on advertising in Q2'19 given that seasonality in our business does not follow that of traditional retailers, and given the high cost of advertising due to aggressive marketing activity by other retailers. In Q2'19, we saw success in driving new client acquisition across our digital channels. Advertising expense in Q2'19 was $23.9 million or 6.5% of revenue, compared to $19.8 million or 6.7% of revenue in Q2'18, a decrease of 20 basis points year over year.[4]

SG&A (%)


35.5%
41.2%
40.2%
37.8%
39.9%
FY'16
FY'17
FY'18
Q2'18
Q2'19

Net Income and Earnings Per Share

Q2'19 net income was $12.0 million, or 3.2% of net revenue, compared to Q2'18 net income of $3.6 million, or 1.2% of net revenue, an improvement in margin of 200 basis points. Q2'19 diluted earnings per share and non-GAAP diluted earnings per share were $0.12. In Q2'18, diluted earnings per share were $0.02 and non-GAAP diluted earnings per share were $0.07.[5,6]

NET INCOME (LOSS) ($M)


$33.2
($.6)
$44.9
$3.6
$12.0
FY'16
FY'17
FY'18
Q2'18
Q2'19

Adjusted EBITDA

Q2'19 adjusted EBITDA was $19.2 million, or 5.2% of net revenue, compared to Q2'18 adjusted EBITDA of $18.2 million, or 6.2% of net revenue, a decline of 100 basis points. This decline in margin was driven by our continued investments in talent across our data science organization and our investments in the U.K. Note that we do not exclude stock-based compensation expense, which we consider to be a real cost of running the business, in our adjusted EBITDA calculation.

ADJUSTED EBITDA ($M)[7]


$72.6
$60.6
$53.6
$18.2
$19.2
FY'16
FY'17
FY'18
Q2'18
Q2'19

[4] *Advertising expenses include the costs associated with the production of advertising, television, radio, and online advertising.*

[5] *All earnings per share figures reflect amounts attributable to common stockholders.*

[6] *We define non-GAAP EPS as diluted EPS excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Cuts and Jobs Act of 2017 (the "Tax Act").*

[7] *We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability.*

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Inventory and Free Cash Flow In fiscal 2019 year to date, we have turned inventory at a rate of approximately six times annually on a merchandise cost basis and delivered inventory growth that outpaced revenue growth as we For more information regarding the non- GAAP financial measures discussed in this invested in inventory levels to support higher client demand. These letter, please see "Non-GAAP Financial results are a testament to the health of our inventory and the strength Measures," below, including the of our algorithms that support our buying, allocation, and styling reconciliations of our non-GAAP measures to their most directly comparable GAAP activities. Our capital-light business model has also allowed us to financial measures included at the end of generate strong free cash flow even as we invest in new merchandise this letter. offerings and expand our client base through category and geography expansions. In fiscal 2019 year to date, our capital expenditures totaled $11.9 million, or 1.6% of net revenue, while we generated free cash flow of $45.8 million.8 8 We define free cash flow as cash flows provided by operations reduced by purchases of property and equipment that are included in cash flows used in 8 investing activities.

Guidance: Our financial outlook for Q3’19, which ends on April 27, 2019, and for fiscal year 2019, which ends on August 3, 2019, is as follows: Q3’19 Net Revenue $388 – $398 million 22% – 26% YoY growth Adjusted EBITDA $(4) – $1 million (1.0)% – 0.3% margin FY’19 Net Revenue $1.53 – $1.56 billion 25% – 27% YoY growth Adjusted EBITDA $33 – $43 million 2.2% – 2.8% margin Due to our recent top-line momentum and ongoing client demand and engagement trends, we are raising our full year net revenue and adjusted EBITDA estimates as shown above. We expect net revenue growth to be driven through a combination of active client and revenue per active client growth for the second half of fiscal 2019. With respect to adjusted EBITDA, we anticipate Q3’19 brand marketing investments associated with our campaign launch to represent between $15-20 million. This spend is incremental to our performance marketing efforts and is not expected to drive intra-quarter client additions. We expect this brand investment, in addition to our ongoing U.K. costs, to drive the projected adjusted EBITDA loss in Q3’19 implied by the midpoint of our range. Excluding this incremental spend, we anticipate Q3’19 adjusted EBITDA would be positive. We expect to return to adjusted EBITDA profitability in Q4’19. Our fiscal 2019 adjusted EBITDA range includes our aforementioned brand investments, as well as approximately $12 million of SG&A expense in the second half of the year to support our U.K. launch. As a reminder, fiscal 2019 is a 53-week year with Q4’19 consisting of 14 weeks. Our fiscal 2019 guidance is reflective of this additional week. We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net, and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss). 9

Closing We will host a conference call and earnings webcast at 2:00pm Pacific time/5:00pm Eastern time today to discuss these results. Interested MEDIA CONTACT media@stitchfix.com parties can access the call by dialing 888-254-3590 in the U.S. or 323- 994-2093 internationally, using conference code 1231328. A live INVESTOR RELATIONS CONTACT webcast will also be available on Stitch Fix’s investor relations website ir@stitchfix.com at investors.stitchfix.com. Thank you for taking the time to read our letter, and we look forward to your questions on our call this afternoon. Sincerely, Katrina Lake, Founder and CEO Mike Smith, President and COO Paul Yee, CFO 10

Stitch Fix, Inc. Condensed Consolidated Balance Sheets (Unaudited) (In thousands, except share and per share amounts) January 26, 2019 July 28, 2018 Assets Current assets: Cash and cash equivalents $ 167,496 $ 297,516 Restricted cash 250 250 Short-term investments 109,363 — Inventory, net 103,167 85,092 Prepaid expenses and other current assets 33,160 34,148 Total current assets 413,436 417,006 Long-term investments 66,734 — Property and equipment, net 44,888 34,169 Deferred tax assets 16,383 14,107 Restricted cash, net of current portion 12,600 12,600 Other long-term assets 3,010 3,703 Total assets $ 557,051 $ 481,585 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 86,815 $ 79,782 Accrued liabilities 66,080 43,037 Gift card liability 9,921 6,814 Deferred revenue 12,496 8,870 Other current liabilities 1,847 3,729 Total current liabilities 177,159 142,232 Deferred rent, net of current portion 16,420 15,288 Other long-term liabilities 10,183 8,993 Total liabilities 203,762 166,513 Stockholders’ equity: Class A common stock, $0.00002 par value 1 1 Class B common stock, $0.00002 par value 1 1 Additional paid-in capital 250,699 235,312 Accumulated other comprehensive income 141 — Retained earnings 102,447 79,758 Total stockholders’ equity 353,289 315,072 Total liabilities and stockholders’ equity $ 557,051 $ 481,585 11

Stitch Fix, Inc. Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except share and per share amounts) For the Three Months Ended For the Six Months Ended January 26, 2019 January 27, 2018 January 26, 2019 January 27, 2018 Revenue, net $ 370,280 $ 295,906 $ 736,516 $ 591,469 Cost of goods sold 207,131 168,523 408,199 335,071 Gross profit 163,149 127,383 328,317 256,398 Selling, general, and administrative expenses 147,738 111,771 302,009 231,242 Operating income 15,411 15,612 26,308 25,156 Remeasurement of preferred stock warrant liability — (1,614) — (10,685) Interest income (1,170) (18) (2,569) (35) Other income, net (453) — (573) — Income before income taxes 17,034 17,244 29,450 35,876 Provision for income taxes 5,058 13,603 6,796 18,747 Net income $ 11,976 $ 3,641 $ 22,654 $ 17,129 Other comprehensive income: Change in unrealized gain on available-for-sale securities, net of tax 104 — 22 — Foreign currency translation 93 — $ 119 $ — Total other comprehensive income, net of tax 197 — $ 141 $ — Comprehensive income $ 12,173 $ 3,641 $ 22,795 $ 17,129 Net income attributable to common stockholders: Basic $ 11,968 $ 3,036 $ 22,632 $ 9,794 Diluted $ 11,968 $ 1,653 $ 22,633 $ 3,530 Earnings per share attributable to common stockholders: Basic $ 0.12 $ 0.04 $ 0.23 $ 0.18 Diluted $ 0.12 $ 0.02 $ 0.22 $ 0.06 Weighted-average shares used to compute earnings per share attributable to common stockholders: Basic 99,590,187 82,439,351 99,278,599 54,377,466 Diluted 102,817,838 87,954,656 103,597,316 60,599,568 12

Stitch Fix, Inc. Condensed Consolidated Statements of Cash Flow (Unaudited) (In thousands) For the Six Months Ended January 26, 2019 January 27, 2018 Cash Flows from Operating Activities Net income $ 22,654 $ 17,129 Adjustments to reconcile net income to net cash provided by operating activities: Deferred income taxes (2,288) 5,498 Remeasurement of preferred stock warrant liability — (10,685) Inventory reserves 4,853 7,027 Stock-based compensation expense 14,747 5,135 Depreciation and amortization 6,456 4,888 Loss on disposal of property and equipment — 131 Change in operating assets and liabilities: Inventory (22,928) (19,529) Prepaid expenses and other assets 1,546 5,078 Accounts payable 7,012 10,843 Accrued liabilities 17,689 4,484 Deferred revenue 3,822 3,283 Gift card liability 3,512 2,961 Other liabilities 592 (2,508) Net cash provided by operating activities 57,667 33,735 Cash Flows from Investing Activities Purchases of property and equipment (11,903) (8,232) Purchases of securities available-for-sale (185,994) — Sales of securities available-for-sale 1,163 — Maturities of securities available-for-sale 9,500 — Net cash used in investing activities (187,234) (8,232) Cash Flows from Financing Activities Proceeds from initial public offering, net of underwriting discounts paid — 129,046 Proceeds from the exercise of stock options, net 1,931 1,006 Payments for tax withholding related to vesting of restricted stock units (2,281) — Repurchase of Class B common stock related to early exercised options — (39) Net cash (used in) provided by financing activities (350) 130,013 Net increase (decrease) in cash, cash equivalents, and restricted cash (129,917) 155,516 Effect of exchange rate changes on cash (103) — Cash, cash equivalents, and restricted cash at beginning of period 310,366 119,958 Cash, cash equivalents, and restricted cash at end of period $ 180,346 $ 275,474 Components of Cash, Cash Equivalents, and Restricted Cash Cash and cash equivalents $ 167,496 $ 266,374 Restricted cash – current portion 250 — Restricted cash – long-term portion 12,600 9,100 Total cash, cash equivalents, and restricted cash $ 180,346 $ 275,474 Supplemental Disclosure Cash paid for income taxes $ 191 $ 3,091 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Purchases of property and equipment included in accounts payable and accrued liabilities $ 4,741 $ 780 Capitalized stock-based compensation $ 812 $ 261 Vesting of early exercised options $ 178 $ 456 Deferred offering costs included in accounts payable and accrued liabilities $ — $ 134 Conversion of preferred stock upon initial public offering $ — $ 42,222 Reclassification of preferred stock warrant liability upon initial public offering $ — $ 15,994 Deferred offering costs paid in prior year $ — $ 1,879 13

Non-GAAP Financial Measures We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. Management believes that excluding certain items that may vary substantially in frequency and magnitude period-to-period from net income and earnings per share (“EPS”) provides useful supplemental measures that assist in evaluating our ability to generate earnings and to more readily compare these metrics between past and future periods. Management also believes that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. For instance, we do not exclude stock-based compensation expense from adjusted EBITDA or non-GAAP net income. Stock-based compensation is an important part of how we attract and retain our employees, and we consider it to be a real cost of running the business. Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include: • our non-GAAP net income and non-GAAP EPS – diluted measures exclude the impact of the remeasurement of our net deferred tax assets following the adoption of the Tax Cuts and Jobs Act (“Tax Act”); • our non-GAAP net income, adjusted EBITDA and non-GAAP EPS – diluted measures exclude the remeasurement of the preferred stock warrant liability, which is a non-cash expense incurred in the periods prior to the completion of our initial public offering; • adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; • adjusted EBITDA does not reflect our tax provision, which reduces cash available to us; • adjusted EBITDA excludes interest income and other income, net, as these items are not components of our core business; and • free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments. 14

We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented: For the Three Months Ended For the Six Months Ended (in thousands) January 26, 2019 January 27, 2018 January 26, 2019 January 27, 2018 Adjusted EBITDA reconciliation: Net income $ 11,976 $ 3,641 $ 22,654 $ 17,129 Add (deduct): Interest income (1,170) (18) (2,569) (35) Other income, net (453) — (573) — Provision for income taxes 5,058 13,603 6,796 18,747 Depreciation and amortization 3,790 2,618 7,184 4,888 Remeasurement of preferred stock warrant liability — (1,614) — (10,685) Adjusted EBITDA $ 19,201 $ 18,230 $ 33,492 $ 30,044 We define non-GAAP net income as net income excluding, when present, the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to non- GAAP net income for each of the periods presented: For the Three Months Ended For the Six Months Ended (in thousands) January 26, 2019 January 27, 2018 January 26, 2019 January 27, 2018 Non-GAAP net income reconciliation: Net income $ 11,976 $ 3,641 $ 22,654 $ 17,129 Add (deduct): Remeasurement of preferred stock warrant liability — (1,614) — (10,685) Impact of Tax Act (1) — 4,730 — 4,730 Non-GAAP net income $ 11,976 $ 6,757 $ 22,654 $ 11,174 (1) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the three and six months ended January 27, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP net income only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. 15

We define non-GAAP EPS as diluted EPS excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of EPS attributable to common stockholders – diluted, the most comparable GAAP financial measure, to non-GAAP EPS attributable to common stockholders – diluted for each of the periods presented: For the Three Months Ended For the Six Months Ended (in dollars) January 26, 2019 January 27, 2018 January 26, 2019 January 27, 2018 Non-GAAP earnings per share – diluted reconciliation: Earnings per share attributable to common stockholders – diluted $ 0.12 $ 0.02 $ 0.22 $ 0.06 Per share impact of the remeasurement of preferred stock warrant liability(1) — — — — Per share impact of Tax Act(2) — 0.05 — 0.08 Non-GAAP earnings per share attributable to common stockholders – diluted $ 0.12 $ 0.07 $ 0.22 $ 0.14 (1) For the three and six months ended January 27, 2018, the preferred stock warrant liability was dilutive and included in earnings per share attributable to common stockholders – diluted. Therefore, it is not an adjustment to arrive at non-GAAP EPS – diluted. (2) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the three and six months ended January 27, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP earnings per share attributable to common stockholders – diluted only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. We define free cash flow as cash flows provided by operations reduced by purchases of property and equipment that are included in cash flows used in investing activities. The following table presents a reconciliation of cash flows provided by operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented: For the Six Months Ended (in thousands) January 26, 2019 January 27, 2018 Free cash flow reconciliation: Cash flows provided by operating activities $ 57,667 $ 33,735 Deduct: Purchases of property and equipment (11,903) (8,232) Free cash flow $ 45,764 $ 25,503 Cash flows used in investing activities $ (187,234) $ (8,232) Cash flows (used in) provided by financing activities $ (350) $ 130,013 16

Forward-Looking Statements This shareholder letter contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our guidance on financial results for the third quarter and full year of fiscal 2019; market trends, growth, and opportunity; profitability; competition; the timing and success of expansions to our offering and penetration of our target markets, such as the launch of our offering in the United Kingdom; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize; our plans related to client acquisition, including any impact on our costs and margins and our ability to determine optimal marketing and advertising methods; and our ability to successfully acquire, engage, and retain clients. These statements involve substantial risks and uncertainties, including risks and uncertainties related to our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the Securities and Exchange Commission (“SEC”). Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended October 27, 2018. These documents are available on the SEC Filings section of the Investor Relations section of our website at: http://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this shareholder letter to reflect events or circumstances after the date of this shareholder letter or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. 17